Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES 1 3

2. AMENDMENT/MODIFICATION NO.: P00010

3. EFFECTIVE DATE: See Block 16C

4. REQUISITION/PURCHASE REQ. NO.: OS313044

5. PROJECT NO. *(If applicable)*

6. ISSUED BY — CODE: ASPR/SNS

ASPR/SNS
ASPR/SNS
2945 FLOWERS ROAD
ATLANTA, GA 30341

7. ADMINISTERED BY *(If other than Item 6)* — CODE: ASPR/SNS

US DEPT OF HEALTH & HUMAN SERVICES
ASPR/SNS
2945 FLOWERS ROAD
ATLANTA, GA 30341

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
Attn: STEVE RAMBO
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR
GAITHERSBURG MD 208793419

CODE: 1365869 — FACILITY CODE:

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO.: 75A50119C00071

10B. DATED *(SEE ITEM 13)*: 08/30/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
2023.199SN23.26088 — Net Increase: [**]

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* Bilateral Modification by Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
DUNS Number: [**]
UEI: CNPVCR8DK7M8

Points of Contact:
COR:[**]
CO: [**]
ASPR Contracts Consultant: [**]
EMERGENT: [**]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*: Paul Williams SVP, Products Business Head

16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*: KIMBERLY L. GOLDEN

15B. CONTRACTOR/OFFEROR
Electronically signed by: PAUL WILLIAMS
Reason: I approve this document
Date: May 26, 2023 12:56 EDT
(Signature of person authorized to sign)

15C. DATE SIGNED: 5-26-2023

16B. UNITED STATES OF AMERICA
(Signature of Contracting Officer)

16C. DATE SIGNED: 5-26-2023

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00010 | PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	OTA: N Appr. Yr.: 2023 CAN: 199SN23 Object Class: 26088 Period of Performance: 08/30/2019 to 08/29/2029 Add Item 9 as follows:				
9	ACAM2000 Vaccine Qty [**] Obligated Amount: [**]				[**]

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

The purpose of this modification is to exercise option 3001 for [**] doses of ACAM2000 to sustain operational capability of ACAM2000 for Fiscal Year (FY) 2023. 1. The period of performance for ACAM2000 product to be delivered for Task 1, under Option 3001 is updated from 10/01/21-10/30/22 to 10/31/22-6/30/23. 2. The minimum annual procurement order for this modification is [**] doses of ACAM2000 kits with a minimum shelf life of [**] with supply ranging from [**]. Quantities Shelf Life * [**] [**] [**] [**] [**] as of June 7, 2023 EPDG will provide the potency testing under CLIN 30001 for existing ACAM2000 doses in the SNS by [**]. Any further testing for ACAM2000 or Wetvax will be subject to future discussions. Funding is hereby obligated in the amount of [**] for [**] by doses at [**] per dose. The revised funding obligation amount will be increased from [**] by [**] to [**]. All other terms and conditions remain the same. 3 of 3 [**] [**] [**]